                                                                   EXHIBIT 99.e6

                     AMENDMENT NO. 5 TO AMENDED AND RESTATED
                             DISTRIBUTION AGREEMENT

     THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED DISTRIBUTION AGREEMENT is made as of the 1st day of August 2004, by and between each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such Schedule A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with Section 11 (the "Issuers") and American Century Investment
Services, Inc. ("Distributor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

     WHEREAS, the Issuers and Distributor are parties to a certain Amended and
Restated Distribution Agreement dated September 3, 2002 and amended December 31,
2002, August 29, 2003, February 27, 2004 and May 1, 2004 (the "Distribution
Agreement"); and

     WHEREAS, American Century International Bond Funds has added an
Institutional class for International Bond Fund; and

     WHEREAS, American Century Investment Trust has added an Institutional class for High-Yield Fund; and

     WHEREAS, American Century Capital Portfolios, Inc. has added an
Institutional class and Advisor class for Mid Cap Value Fund; and

     WHEREAS, EmVee Fund has changed its name to Newton Fund; and

     WHERAS, Distributor and Issuers now desire to amend the Distribution
Agreement to reflect these changes;

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Schedules A, B, C, D, E, F, G, H, I, J, K, L and M to the Distribution
Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Schedules A, B, C, D, E, F, G, H, I, J, K, L and
M attached hereto.

     2. After the date hereof, all references to the Distribution Agreement shall be deemed to mean the Distribution Agreement, as amended to-date and as amended by this Amendment No. 5.

     3. In the event of a conflict between the terms of this Amendment No. 5 and the Distribution Agreement, as amended, it is the intention of the parties that the terms of this

                                       1

Amendment No. 5 shall control and the Distribution Agreement, as amended, shall be interpreted on that basis. To the extent the provisions of the Distribution
Agreement have not been amended by this Amendment No. 5, the parties hereby confirm and ratify the Distribution Agreement.

     4. This Amendment No. 5 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 5 as of the date first above written.

                              AMERICAN CENTURY INVESTMENT SERVICES, INC.

                              By:  /s/ David C. Tucker
                                   -----------------------------------------
                              Name: David C. Tucker
                              Title:  Senior Vice President

                              AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                   MUNICIPAL FUNDS
                              AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                              AMERICAN CENTURY GOVERNMENT INCOME TRUST
                              AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                              AMERICAN CENTURY INVESTMENT TRUST
                              AMERICAN CENTURY MUNICIPAL TRUST
                              AMERICAN CENTURY MUTUAL FUNDS, INC.
                              AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                              AMERICAN CENTURY STRATEGIC ASSET
                                  ALLOCATIONS, INC.
                              AMERICAN CENTURY TARGET MATURITIES TRUST
                              AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                              AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
                              AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                              By:   /s/ Charles C. S. Park
                                    ----------------------------------------
                              Name:   Charles C. S. Park
                              Title:  Vice President

                                       2

                                   SCHEDULE A

           COMPANIES AND FUNDS COVERED BY THIS DISTRIBUTION AGREEMENT

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
    California High-Yield Municipal Fund                       March 13, 2000
    California Tax-Free Money Market Fund                      March 13, 2000
    California Limited-Term Tax-Free Fund                      March 13, 2000
    California Intermediate-Term Tax-Free Fund                 March 13, 2000
    California Long-Term Tax-Free Fund                         March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
    Equity Income Fund                                         March 13, 2000
    Real Estate Fund                                           March 13, 2000
    Value Fund                                                 March 13, 2000
    Small Cap Value Fund                                       March 13, 2000
    Equity Index Fund                                          March 13, 2000
    Large Company Value Fund                                   March 13, 2000
    Mid Cap Value Fund                                         February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
    Government Bond Fund (formerly Long-Term Treasury Fund)    March 13, 2000
    Government Agency Money Market Fund                        March 13, 2000
    Short-Term Government Fund                                 March 13, 2000
    Ginnie Mae Fund (formerly GNMA Fund)                       March 13, 2000
    Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted  March 13, 2000
    Treasury Fund)
    Capital Preservation Fund                                  March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
    International Bond Fund                                    March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
    Prime Money Market Fund                                    March 13, 2000
    Diversified Bond Fund                                      August 1, 2001
    Premium Money Market Fund                                  August 1, 2001
    High-Yield Fund                                            July 1, 2002

AMERICAN CENTURY MUNICIPAL TRUST
    Arizona Municipal Bond Fund (formerly Arizona              March 13, 2000
    Intermediate-Term Municipal Fund)
    Florida Municipal Bond Fund (formerly Florida              March 13, 2000
    Intermediate-Term Municipal Fund)
    Tax-Free Money Market Fund                                 March 13, 2000
    Tax-Free Bond (formerly Intermediate-Term Tax-Free Fund)   March 13, 2000
    High-Yield Municipal Fund                                  March 13, 2000

                                                                        page A-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
    Balanced Fund                                              March 13, 2000
    Growth Fund                                                March 13, 2000
    Heritage Fund                                              March 13, 2000
    Select Fund                                                March 13, 2000
    Ultra Fund                                                 March 13, 2000
    Vista Fund                                                 March 13, 2000
    Giftrust Fund                                              March 13, 2000
    New Opportunities Fund                                     March 13, 2000
    Capital Value Fund                                         March 13, 2000
    Veedot Fund                                                March 13, 2000
    Veedot Large-Cap Fund                                      March 13, 2000
    New Opportunities II Fund                                  May 1, 2001
    Capital Growth Fund                                        February 27, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
    Equity Growth Fund                                         May 1, 2004
    Income & Growth Fund                                       May 1, 2004
    Global Gold Fund                                           May 1, 2004
    Utilities Fund                                             May 1, 2004
    Small Company Fund                                         May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
    Strategic Allocation: Aggressive Fund                      March 13, 2000
    Strategic Allocation: Conservative Fund                    March 13, 2000
    Strategic Allocation: Moderate Fund                        March 13, 2000
    Newton Fund                                                August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
    Target 2005 Fund                                           March 13, 2000
    Target 2010 Fund                                           March 13, 2000
    Target 2015 Fund                                           March 13, 2000
    Target 2020 Fund                                           March 13, 2000
    Target 2025 Fund                                           March 13, 2000
    Target 2030 Fund                                           December 18, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP Balanced Fund                                           March 13, 2000
    VP Capital Appreciation Fund                               March 13, 2000
    VP International Fund                                      March 13, 2000
    VP Income & Growth Fund                                    March 13, 2000
    VP Value Fund                                              March 13, 2000
    VP Equity Index Fund                                       December 1, 2000
    VP Growth Fund                                             December 1, 2000
    VP Ultra Fund                                              December 1, 2000
    VP Vista Fund                                              December 1, 2000
    VP Global Growth Fund                                      December 1, 2000
    VP Large Company Value Fund                                December 31, 2002
    VP Mid Cap Value Fund                                      February 27, 2004

                                                                        page A-2

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
    VP Inflation Protection Fund                               December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
    Emerging Markets Fund                                      March 13, 2000
    International Growth Fund                                  March 13, 2000
    International Discovery Fund                               March 13, 2000
    Global Growth Fund                                         March 13, 2000
    Life Sciences Fund                                         June 1, 2000
    Technology Fund                                            June 1, 2000
    International Opportunities Fund                           May 1, 2001
    European Growth Fund                                       May 1, 2001

                                                                        page A-3

                                   SCHEDULE B

                              INVESTOR CLASS FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
    California High-Yield Municipal Fund                        March 13, 2000
    California Tax-Free Money Market Fund                       March 13, 2000
    California Limited-Term Tax-Free Fund                       March 13, 2000
    California Intermediate-Term Tax-Free Fund                  March 13, 2000
    California Long-Term Tax-Free Fund                          March 13, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
    Equity Income Fund                                          March 13, 2000
    Real Estate Fund                                            March 13, 2000
    Value Fund                                                  March 13, 2000
    Small Cap Value Fund                                        March 13, 2000
    Equity Index Fund                                           March 13, 2000
    Large Company Value Fund                                    March 13, 2000
    Mid Cap Value Fund                                          February 27, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
    Government Bond Fund (formerly Long-Term Treasury Fund)     March 13, 2000
    Government Agency Money Market Fund                         March 13, 2000
    Short-Term Government Fund                                  March 13, 2000
    Ginnie Mae Fund (formerly GNMA Fund)                        March 13, 2000
    Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted   March 13, 2000
      Treasury Fund)
    Capital Preservation Fund                                   March 13, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
    International Bond Fund                                     March 13, 2000

AMERICAN CENTURY INVESTMENT TRUST
    Prime Money Market Fund                                     March 13, 2000
    Diversified Bond Fund                                       August 1, 2001
    Premium Money Market Fund                                   August 1, 2001
    High-Yield Fund                                             July 1, 2002

                                                                        page B-1

AMERICAN CENTURY MUNICIPAL TRUST
    Arizona Municipal Bond Fund (formerly Arizona              March 13, 2000
    Intermediate-Term Municipal Fund)
    Florida Municipal Bond Fund (formerly Florida              March 13, 2000
    Intermediate-Term Municipal Fund)
    Tax-Free Money Market Fund                                 March 13, 2000
    Tax-Free Bond (formerly Intermediate-Term Tax-Free Fund)   March 13, 2000
    High-Yield Municipal Fund                                  March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
    Balanced Fund                                              March 13, 2000
    Growth Fund                                                March 13, 2000
    Heritage Fund                                              March 13, 2000
    Select Fund                                                March 13, 2000
    Ultra Fund                                                 March 13, 2000
    Vista Fund                                                 March 13, 2000
    Giftrust                                                   March 13, 2000
    New Opportunities Fund                                     March 13, 2000
    Capital Value Fund                                         March 13, 2000
    Veedot Fund                                                March 13, 2000
    Veedot Large-Cap Fund                                      March 13, 2000
    New Opportunities II Fund                                  May 1, 2001
    Capital Growth Fund                                        February 27, 2004

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
    Equity Growth Fund                                         May 1, 2004
    Income & Growth Fund                                       May 1, 2004
    Global Gold Fund                                           May 1, 2004
    Utilities Fund                                             May 1, 2004
    Small Company Fund                                         May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
    Strategic Allocation: Aggressive Fund                      March 13, 2000
    Strategic Allocation: Conservative Fund                    March 13, 2000
    Strategic Allocation: Moderate Fund                        March 13, 2000
    Newton Fund                                                August 29, 2003

AMERICAN CENTURY TARGET MATURITIES TRUST
    Target 2005 Fund                                           March 13, 2000
    Target 2010 Fund                                           March 13, 2000
    Target 2015 Fund                                           March 13, 2000
    Target 2020 Fund                                           March 13, 2000
    Target 2025 Fund                                           March 13, 2000
    Target 2030 Fund                                           December 18, 2000

                                                                        page B-2

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP Balanced Fund                                           March 13, 2000
    VP Capital Appreciation Fund                               March 13, 2000
    VP International Fund                                      March 13, 2000
    VP Income & Growth Fund                                    March 13, 2000
    VP Value Fund                                              March 13, 2000
    VP Equity Index Fund                                       December 1, 2000
    VP Growth Fund                                             December 1, 2000
    VP Ultra Fund                                              December 1, 2000
    VP Vista Fund                                              December 1, 2000
    VP Global Growth Fund                                      December 1, 2000
    VP Large Company Value Fund                                December 31, 2002
    VP Mid Cap Value Fund                                      February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
    VP Inflation Protection Fund                               December 31, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
    Emerging Markets Fund                                      March 13, 2000
    International Growth Fund                                  March 13, 2000
    International Discovery Fund                               March 13, 2000
    Global Growth Fund                                         March 13, 2000
    Life Sciences                                              June 1, 2000
    Technology Fund                                            June 1, 2000
    International Opportunities Fund                           May 1, 2001
    European Growth Fund                                       May 1, 2001

                                                                     page B-3

                                                                                                         page C-2
                                   SCHEDULE C

                            INSTITUTIONAL CLASS FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
    Equity Income Fund                                          March 13, 2000
    Real Estate Fund                                            March 13, 2000
    Value Fund                                                  March 13, 2000
    Small Cap Value Fund                                        March 13, 2000
    Equity Index Fund                                           March 13, 2000
    Large Company Value Fund                                    March 13, 2000
    Mid Cap Value Fund                                          August 1, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
    Balanced Fund                                               March 13, 2000
    Growth Fund                                                 March 13, 2000
    Heritage Fund                                               March 13, 2000
    Select Fund                                                 March 13, 2000
    Ultra Fund                                                  March 13, 2000
    Vista Fund                                                  March 13, 2000
    Capital Value Fund                                          March 13, 2000
    Veedot Fund                                                 March 13, 2000
    Veedot Large-Cap Fund                                       March 13, 2000
    New Opportunities II Fund                                   May 1, 2001

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
    Equity Growth Fund                                          May 1, 2004
    Income & Growth Fund                                        May 1, 2004
    Small Company Fund                                          May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
    Strategic Allocation: Aggressive Fund                       June 1, 2000
    Strategic Allocation: Conservative Fund                     June 1, 2000
    Strategic Allocation: Moderate Fund                         June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
    Emerging Markets Fund                                       March 13, 2000
    International Growth Fund                                   March 13, 2000
    International Discovery Fund                                March 13, 2000
    Global Growth Fund                                          March 13, 2000
    Life Sciences Fund                                          June 1, 2000
    Technology Fund                                             June 1, 2000
    International Opportunities Fund                            May 1, 2001
    European Growth Fund                                        May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
    Diversified Bond Fund                                       August 1, 2001
    High-Yield Fund                                             August 1, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
    Inflation-Adjusted Bond Fund                                March 1, 2002

                                                                        page C-1

AMERICAN CENTURY MUNICIPAL TRUST
    Tax-Free Bond Fund                                         December 31, 2002

 AMERICAN CENTURY INTERNATIONAL BOND FUNDS
    International Bond Fund                                    August 1, 2004

                                                                        page C-2

                                                                                                                                page D-1
                                   SCHEDULE D

                               ADVISOR CLASS FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
    Equity Income Fund                                          March 13, 2000
    Value Fund                                                  March 13, 2000
    Real Estate Fund                                            March 13, 2000
    Small Cap Value Fund                                        March 13, 2000
    Large Company Value Fund                                    March 13, 2000
    Mid Cap Value Fund                                          August 1, 2004

AMERICAN CENTURY GOVERNMENT INCOME TRUST
    Government Bond Fund (formerly Long-Term Treasury Fund)     March 13, 2000
    Government Agency Money Market Fund                         March 13, 2000
    Short-Term Government Fund                                  March 13, 2000
    Ginnie Mae Fund (formerly GNMA Fund)                        March 13, 2000
    Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted   March 13, 2000
     Treasury Fund)

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
    International Bond Fund                                     March 13, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
    Balanced Fund                                               March 13, 2000
    Growth Fund                                                 March 13, 2000
    Heritage Fund                                               March 13, 2000
    Select Fund                                                 March 13, 2000
    Ultra Fund                                                  March 13, 2000
    Vista Fund                                                  March 13, 2000
    Capital Value Fund                                          March 13, 2000
    Veedot Fund                                                 March 13, 2000
    Veedot Large-Cap Fund                                       March 13, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
    Equity Growth Fund                                          May 1, 2004
    Income & Growth Fund                                        May 1, 2004
    Global Gold Fund                                            May 1, 2004
    Utilities Fund                                              May 1, 2004
    Small Company Fund                                          May 1, 2004

                                                                      page D-1

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
    Strategic Allocation: Aggressive Fund                       March 13, 2000
    Strategic Allocation: Conservative Fund                     March 13, 2000
    Strategic Allocation: Moderate Fund                         March 13, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
    Target 2005 Fund                                            March 13, 2000
    Target 2010 Fund                                            March 13, 2000
    Target 2015 Fund                                            March 13, 2000
    Target 2020 Fund                                            March 13, 2000
    Target 2025 Fund                                            March 13, 2000
    Target 2030 Fund                                            December 18, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
    Emerging Markets Fund                                       March 13, 2000
    International Growth Fund                                   March 13, 2000
    International Discovery Fund                                March 13, 2000
    Global Growth Fund                                          March 13, 2000
    Life Sciences Fund                                          June 1, 2000
    Technology Fund                                             June 1, 2000
    European Growth Fund                                        May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
    Prime Money Market Fund                                     March 13, 2000
    Diversified Bond Fund                                       August 1, 2001
    High-Yield Fund                                             July 1, 2002

                                                                        page D-2

                                   SCHEDULE E

                                  C CLASS FUNDS
FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
    California High-Yield Municipal Fund                       May 1, 2001

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
    Equity Income Fund                                         May 1, 2001
    Value Fund                                                 May 1, 2001
    Small Cap Value Fund                                       May 1, 2001
    Large Company Value Fund                                   May 1, 2001

AMERICAN CENTURY GOVERNMENT INCOME TRUST
    Ginnie Mae Fund (formerly GNMA Fund)                       May 1, 2001

AMERICAN CENTURY INVESTMENT TRUST
    Prime Money Market Fund                                    May 1, 2001
    High-Yield Fund                                            July 1, 2002
    Diversified Bond Fund                                      September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
    High-Yield Municipal Fund                                  May 1, 2001
    Arizona Municipal Bond Fund                                February 27, 2004
    Florida Municipal Bond Fund                                February 27, 2004

AMERICAN CENTURY MUTUAL FUNDS, INC.
    Growth Fund                                                May 1, 2001
    Ultra Fund                                                 May 1, 2001
    Vista Fund                                                 May 1, 2001
    Heritage Fund                                              May 1, 2001
    Capital Growth Fund                                        February 27, 2004
    New Opportunities II Fund                                  September 3, 2002
    Select Fund                                                September 3, 2002

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
    Equity Growth Fund                                         May 1, 2004
    Income & Growth Fund                                       May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
    Strategic Allocation:  Aggressive Fund                     May 1, 2001
    Strategic Allocation:  Moderate Fund                       May 1, 2001

AMERICAN CENTURY TARGET MATURITIES TRUST
    Target 2030 Fund                                           May 1, 2001

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
    International Growth Fund                                  May 1, 2001
    Global Growth Fund                                         May 1, 2001
    Life Sciences                                              May 1, 2001
    Technology Fund                                            May 1, 2001
    Emerging Markets Fund                                      May 1, 2001
    European Growth Fund                                       May 1, 2001

                                                                        page E-1

                                                                                                                              page F-1

                                   SCHEDULE F

                                  CLASS I FUNDS

FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

    VP Balanced Fund                                           March 13, 2000
    VP Capital Appreciation Fund                               March 13, 2000
    VP International Fund                                      March 13, 2000
    VP Income & Growth Fund                                    March 13, 2000
    VP Value Fund                                              March 13, 2000
    VP Equity Index Fund                                       December 1, 2000
    VP Growth Fund                                             December 1, 2000
    VP Ultra Fund                                              December 1, 2000
    VP Vista Fund                                              December 1, 2000
    VP Global Growth Fund                                      December 1, 2000
    VP Mid Cap Value Fund                                      February 27, 2004

                                                                        page F-1

                                                                                                                              page G-1
                                   SCHEDULE G

                                 CLASS II FUNDS

FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP International Fund                                      May 24, 2001
    VP Income & Growth Fund                                    May 24, 2001
    VP Value Fund                                              May 24, 2001
    VP Ultra Fund                                              May 24, 2001
    VP Large Company Value Fund                                December 31, 2002
    VP Mid Cap Value Fund                                      February 27, 2004

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
    VP Inflation Protection Fund                               December 31, 2002

                                                                        page G-1

                                   SCHEDULE H

                                 CLASS III FUNDS
FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP International Fund                                         March 6, 2002
    VP Income & Growth Fund                                       March 6, 2002
    VP Value Fund                                                 March 6, 2002
    VP Ultra Fund                                                 March 6, 2002

                                                                        page H-1

                                   SCHEDULE I

                                  CLASS A FUNDS
FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
    Select Fund                                                September 3, 2002
    New Opportunities II Fund                                  September 3, 2002
    Capital Growth Fund                                        February 27, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
    Value Fund                                                 September 3, 2002
    Large Company Value Fund                                   September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
    International Growth Fund                                  September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
    Prime Money Market Fund                                    September 3, 2002
    Diversified Bond Fund                                      September 3, 2002
    High-Yield Fund                                            September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
    California High-Yield Municipal Fund                       September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
    High-Yield Municipal Fund                                  September 3, 2002
    Arizona Municipal Bond Fund                                February 27, 2004
    Florida Municipal Bond Fund                                February 27, 2004

                                                                        page I-1

                                   SCHEDULE J

                                  CLASS B FUNDS
FUND                                                          DATE OF AGREEMENT
----                                                          -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
    Select Fund                                                September 3, 2002
    New Opportunities II Fund                                  September 3, 2002
    Capital Growth Fund                                        February 24, 2004

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
    Value Fund                                                 September 3, 2002
    Large Company Value Fund                                   September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
    International Growth Fund                                  September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
    Prime Money Market Fund                                    September 3, 2002
    Diversified Bond Fund                                      September 3, 2002
    High-Yield Fund                                            September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
    California High-Yield Municipal Fund                       September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
    High-Yield Municipal Fund                                  September 3, 2002
    Arizona Municipal Bond Fund                                February 27, 2004
    Florida Municipal Bond Fund                                February 27, 2004

                                                                        page J-1

                                   SCHEDULE K

                                CLASS C II FUNDS
FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
    Select Fund                                                September 3, 2002
    New Opportunities II Fund                                  September 3, 2002

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
    Value Fund                                                 September 3, 2002
    Large Company Value Fund                                   September 3, 2002

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
    International Growth Fund                                  September 3, 2002

AMERICAN CENTURY INVESTMENT TRUST
    Prime Money Market Fund                                    September 3, 2002
    Diversified Bond Fund                                      September 3, 2002
    High-Yield Fund                                            September 3, 2002

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
    California High-Yield Municipal Fund                       September 3, 2002

AMERICAN CENTURY MUNICIPAL TRUST
    High-Yield Municipal Fund                                  September 3, 2002

                                                                        page K-1

                                   SCHEDULE L

                                  R CLASS FUNDS
FUND                                                           DATE OF AGREEMENT
----                                                           -----------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
    Growth Fund                                                  August 29, 2003
    Ultra Fund                                                   August 29, 2003

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
    Equity Income Fund                                           August 29, 2003
    Large Company Value Fund                                     August 29, 2003

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
    International Growth Fund                                    August 29, 2003

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
    Income & Growth Fund                                         May 1, 2004
    Small Company Fund                                           May 1, 2004

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
    Strategic Allocation: Moderate Fund                          August 29, 2003

                                                                        page L-1

                                   SCHEDULE M

                                 CLASS IV FUNDS
FUND                                                          DATE OF AGREEMENT
----                                                          -----------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    VP International Fund                                      February 27, 2004

                                                                        page M-1